                                  SCHEDULE 14A

                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              SAPIENT CORPORATION
                (Name of Registrant as Specified in its Charter)

                            [NAME OF PERSON FILING]
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                               PRELIMINARY COPIES

                              SAPIENT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 8, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Sapient Corporation, a Delaware corporation (the "Company"), will be held on Friday, May 8, 1998, at 10:00 a.m., at The Harvard Club, 374 Commonwealth Avenue, Boston, Massachusetts for the purpose of considering and voting upon the following matters:

     1. To elect two Class II Directors for the ensuing three years;

     2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 40,000,000 to 100,000,000;

     3. To approve the Company's 1998 Stock Incentive Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder;

     4. To approve an amendment to the Company's 1996 Employee Stock Purchase Plan increasing the number of shares of Common Stock reserved for purchase thereunder from 300,000 to 660,000, and making the other changes described herein;

     5. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the current year; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the meeting.

     The Board of Directors has fixed the close of business on Monday, March 30, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

                                          By order of the Board of Directors,

                                          JERRY A. GREENBERG
                                          Secretary

Cambridge, Massachusetts
April 8, 1998

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                               PRELIMINARY COPIES
                              SAPIENT CORPORATION
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sapient Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, May 8, 1998, at 10:00 a.m., at The Harvard Club, 374 Commonwealth Avenue, Boston, Massachusetts and at any adjournments thereof (the "Meeting").

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     At the close of business on March 30, 1998, the record date for the determination of stockholders entitled to vote at the Meeting, there were
outstanding and entitled to vote an aggregate of           shares of Common
Stock of the Company, $.01 par value per share (the "Common Stock"). Each share entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

     All share numbers in this Proxy Statement are adjusted to reflect a two-for-one stock split effected by the Company as a 100% stock dividend distributed on March 9, 1998 to stockholders of record on February 20, 1998.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1997 ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 8, 1998. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, ATTENTION: INVESTOR RELATIONS, ONE MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS 02142. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

VOTES REQUIRED

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposed amendment to the Company's Amended and Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to: (i) approve the Company's 1998 Stock Incentive Plan, (ii) approve the proposed amendments to the Company's 1996 Employee Stock Purchase Plan and (iii) ratify the appointment of the Company's independent auditors for the current year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a plurality or a majority of the shares voting on a matter. However, because shares which abstain and shares represented by broker non-votes are nonetheless considered outstanding shares, abstentions and broker non-votes with respect to the proposed amendment of the Company's Amended and Restated Certificate of Incorporation will have the same effect as a vote against such proposed amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of February 28, 1998 with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) Messrs. Greenberg and Moore, the Co-Chief Executive Officers of the Company, and the two other executive officers listed in the Summary Compensation Table set forth under the caption "Compensation of Executive Officers" below (the "Named Executive Officers"), and (iv) the directors and executive officers of the Company as of February 28, 1998 as a group.

                                                                    AMOUNT AND NATURE OF
                                                                  BENEFICIAL OWNERSHIP(1)
                                                              --------------------------------
                                                                                    PERCENT OF
                      BENEFICIAL OWNER                        NUMBER OF SHARES        CLASS
                      ----------------                        ----------------      ----------
5% STOCKHOLDERS

Jerry A. Greenberg..........................................      6,580,830(2)         27.0%
  Co-Chief Executive Officer
  c/o Sapient Corporation
  One Memorial Drive
  Cambridge, Massachusetts 02142

J. Stuart Moore.............................................      6,486,210(3)         26.6%
  Co-Chief Executive Officer
  c/o Sapient Corporation
  One Memorial Drive
  Cambridge, Massachusetts 02142

Pilgrim Baxter & Associates, Ltd. ..........................      1,332,000(4)          5.5%
  825 Duportail Road
  Wayne, PA 19087

OTHER DIRECTORS
R. Stephen Cheheyl..........................................          7,600               *
Darius W. Gaskins, Jr. .....................................          7,600               *
Bruce D. Parker.............................................          7,600               *
Carl S. Sloane..............................................          7,600               *

                                                                    AMOUNT AND NATURE OF
                                                                  BENEFICIAL OWNERSHIP(1)
                                                              --------------------------------
                                                                                    PERCENT OF
                      BENEFICIAL OWNER                        NUMBER OF SHARES        CLASS
                      ----------------                        ----------------      ----------
OTHER NAMED EXECUTIVE OFFICERS
Sheeroy D. Desai............................................        392,704             1.6%
Susan D. Johnson............................................         29,300               *
All executive officers and directors as a group (12
  persons)..................................................     13,983,532            56.8%

---------------
 *  Less than 1%

(1) Each stockholder possesses sole voting and investment power with respect to the shares listed, except as otherwise noted. Includes the following number of shares issuable within the 60-day period following February 28, 1998 pursuant to the exercise of options: Mr. Cheheyl (5,000); Mr. Gaskins (5,000); Mr. Parker (5,000); Mr. Sloane (5,000); Mr. Desai (94,000); Ms.
    Johnson (20,500); and all executive officers and directors as a group (272,600). As of February 28, 1998, there were 24,361,540 shares outstanding.

(2) Includes 368,344 shares held by the Jerry A. Greenberg Three-Year Qualified Annuity Trust-1996, 1,782,904 shares held by the Jerry A. Greenberg Eight-Year Qualified Annuity Trust-1996 and 517,082 shares held by the Jerry
    A. Greenberg Three-Year Qualified Annuity Trust-1997, of which trusts Mr. Greenberg is a co-trustee with Samuel C. Sichko and over which shares Mr. Greenberg shares voting and/or investment control.

(3) Includes (i) 1,902,304 shares held by the J. Stuart Moore Eight-Year Qualified Annuity Trust-1996, of which Mr. Moore is the sole trustee and over which Mr. Moore has sole voting and investment control, (ii) 428,000 shares held by the J. Stuart Moore Two-Year Qualified Annuity Trust-1996, 26,666 shares held by the J. Stuart Moore Remainder Trust and 400,000 shares held by the J. Stuart Moore Two-Year Qualified Annuity Trust-1998, of which trusts Mr. Moore is a co-trustee and over which shares Mr. Moore shares investment control, (iii) 11,410 shares held by the J. Stuart Moore Irrevocable Trust, of which Mr. Moore's wife is a co-trustee and over which shares Mr. Moore's wife shares voting and/or investment control and (iv) 540,000 shares held by the J. Stuart Moore Gift Trust of 1995, over which shares Mr. Moore does not have voting or investment control but in which shares Mr. Moore has a beneficial interest. Mr. Moore disclaims beneficial ownership of the shares held by the trusts except to the extent of his proportionate pecuniary interest therein.

(4) The information reported is based on a Schedule 13G, dated February 13, 1998, filed with the Securities and Exchange Commission by Pilgrim Baxter & Associates, Ltd ("Pilgrim"). Pilgrim is a registered investment advisor, in which capacity it has sole voting power over 1,096,200 shares and sole dispositive power over 1,332,000 shares.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class I directors, whose terms expire in 2000, two Class II directors, whose terms expire at the Meeting, and two Class III directors, whose terms expire in 1999 (in all cases subject to the election and qualification of their successors or their earlier death, resignation or removal).

     The persons named in the enclosed proxy will vote each proxy for the election of Darius W. Gaskins, Jr. and J. Stuart Moore as Class II directors, unless authority to vote for the election of either or both of the nominees is withheld by marking the proxy to that effect. Messrs. Gaskins and Moore are both currently directors of the Company.

     Each Class II director will be elected to hold office until the Company's annual meeting of stockholders to be held in 2001 and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if either nominee should be unable or unwilling to stand for election, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that either of the nominees will be unable to serve if elected.

     All of the Company's directors are listed below with their principal occupation and business experience for the past five years, the names of other publicly held companies of which they serve as a director, age and length of service as a director of the Company.

                                                    PRINCIPAL OCCUPATION, OTHER BUSINESS
                                 DIRECTOR           EXPERIENCE DURING PAST FIVE YEARS AND
          NAME             AGE    SINCE                      OTHER DIRECTORSHIPS
          ----             ---   --------           -------------------------------------
NOMINEES FOR TERMS EXPIRING IN 2001 (CLASS II DIRECTORS)

Darius W. Gaskins, Jr....  58      1995     Mr. Gaskins is a founding partner of Carlisle, Fagan,
                                            Gaskins & Wise, Inc., a management consulting firm,
                                            which was formed in May 1993. Since June 1991, Mr.
                                            Gaskins has also been a partner of High Street
                                            Associates, Inc., which owns and manages specialty
                                            chemical companies. Mr. Gaskins is a director of
                                            Anacomp Inc., UNR Industries, Inc. and Northwestern
                                            Steel and Wire Company.

J. Stuart Moore..........  36      1991     Mr. Moore co-founded the Company in 1991 and has
                                            served as Co-Chairman of the Board of Directors and
                                            Co-Chief Executive Officer of the Company since its
                                            inception in 1991.

DIRECTORS WHOSE TERMS EXPIRE IN 1999 (CLASS III DIRECTORS)

R. Stephen Cheheyl.......  52      1996     From October 1994 until he retired on December 31,
                                            1995, Mr. Cheheyl served as Executive Vice President,
                                            Business Operations, of Bay Networks, Inc., a
                                            manufacturer of computer networking products, which
                                            was formed through the merger of Wellfleet
                                            Communications, Inc. and Synoptics Communications,
                                            Inc. From December 1990 to October 1994, Mr. Cheheyl
                                            served as Senior Vice President, Finance and
                                            Administration of Wellfleet. Mr. Cheheyl is a
                                            director of Auspex Systems, Inc., ON Technology
                                            Corporation and Infinium Software, Inc.

Carl S. Sloane...........  61      1995     Mr. Sloane is the Ernest L. Arbuckle Professor of
                                            Business Administration at Harvard University's
                                            Graduate School of Business Administration, where he
                                            has been a member of the faculty since September
                                            1991. Mr. Sloane is a director of Ionics, Inc.

                                                    PRINCIPAL OCCUPATION, OTHER BUSINESS
                                 DIRECTOR           EXPERIENCE DURING PAST FIVE YEARS AND
          NAME             AGE    SINCE                      OTHER DIRECTORSHIPS
          ----             ---   --------           -------------------------------------
DIRECTORS WHOSE TERMS EXPIRE IN 2000 (CLASS I DIRECTORS)
Jerry A. Greenberg.......  32      1991     Mr. Greenberg co-founded the Company in 1991 and has
                                            served as Co-Chairman of the Board of Directors and
                                            Co-Chief Executive Officer of the Company since its
                                            inception in 1991.

Bruce D. Parker..........  50      1995     Since December 1997, Mr. Parker has been Senior Vice
                                            President and Chief Information Officer at United
                                            Airlines, Inc. From September 1994 to December 1997,
                                            Mr. Parker was Senior Vice President -- Management
                                            Information Systems and Chief Information Officer at
                                            Ryder System, Inc., a transportation company. From
                                            April 1993 to September 1994, Mr. Parker served as a
                                            Vice President of American Airlines, Inc. and as
                                            President of its Sabre Development Services Division.
                                            Mr. Parker served as a Vice President of Sabre
                                            Computer Services Division from 1988 until April
                                            1993.

     For information relating to shares of Common Stock owned by each of the directors, see "Security Ownership of Certain Beneficial Owners and Management."

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met seven times (including by telephone conference) during 1997. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

     The Company has a standing Audit Committee, which is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee held five meetings during 1997. The Audit Committee is currently comprised of Messrs. Cheheyl and Parker, each a non-employee director.

     The Company has a standing Compensation Committee, which is responsible for reviewing the Company's overall compensation policies and approving the compensation of the Company's executive officers. The current members of the Compensation Committee are Messrs. Parker and Sloane, each a non-employee director. The Compensation Committee held one meeting during 1997.

DIRECTOR COMPENSATION

     Each non-employee director is paid $3,000 for attendance in person at each Board meeting and $750 for attendance in person at any committee meeting that is not held on the same day as a Board meeting. If a director participates by telephone, rather than in person, one-half of such amount is paid. In addition, each non-employee director is reimbursed for expenses incurred in connection with attending meetings. Directors receive no other cash compensation for serving as directors.

     On July 17, 1997, each of the Company's four non-employee directors was granted a stock option under the Company's 1996 Equity Stock Incentive Plan to acquire 4,000 shares of Common Stock at an exercise price of $27.375 per share, which the Board determined to be the fair market value of the Common Stock on such date. Such options vest in four equal annual installments starting on the first anniversary of the date of grant.

     In February 1996, the Board adopted and the stockholders approved the 1996 Director Stock Option Plan (the "Director Plan"), pursuant to which each new non-employee director elected to the Board of Directors in the future will be granted, upon his or her initial election as a director, an option to purchase 10,000 shares of Common Stock. All options granted under the Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant, will vest over a four-year period, provided the optionholder continues to serve as a director of the Company, and will expire ten years from the date of grant (subject to earlier termination in the event the optionee ceases to serve as a director of the Company). No options have been granted under the Director Plan, which provides for the issuance of a maximum of 60,000 shares.

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the compensation paid in each of the last three fiscal years to the Named Executive Officers.

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                         -------------
                                                                           NUMBER OF
                                                                            SHARES
                                              ANNUAL COMPENSATION(1)      UNDERLYING       ALL OTHER
              NAME AND                        -----------------------        STOCK        COMPENSATION
         PRINCIPAL POSITION           YEAR    SALARY($)     BONUS($)     OPTIONS(#)(2)       ($)(3)
         ------------------           ----    ----------    ---------    -------------    ------------
Jerry A. Greenberg..................  1997     $50,000      $107,396         0               $  470
  Co-Chairman of the Board and        1996      50,000       106,567         0                    0
  Co-Chief Executive Officer          1995      50,000       110,500         0                    0

J. Stuart Moore.....................  1997     $50,000      $107,396         0               $1,250
  Co-Chairman of the Board and        1996      50,000       106,567         0                1,250
  Co-Chief Executive Officer          1995      50,000       110,500         0                    0

Sheeroy D. Desai....................  1997     $50,000      $109,650         0               $1,250
  Executive Vice President            1996      50,000        94,900         0                1,172
                                      1995      50,000        80,750         0                1,250

Susan D. Johnson....................  1997     $60,000      $ 67,750        40,000           $1,250
  Chief Financial Officer             1996      60,000        43,875         0                1,250
                                      1995      60,000        26,230        30,000            1,250

---------------
(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total annual salary and bonus for the Named Executive Officer for such year.

(2) The Company has never granted any stock appreciation rights.

(3) Amounts shown in this column represent the Company's matching contributions under the Company's 401(k) Plan.

     Each Named Executive Officer has executed agreements which prohibit them from competing with the Company for a period of 12 months following termination of their employment with the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1997 by the Company to the Named Executive Officers.

                                                           INDIVIDUAL GRANTS
                       -----------------------------------------------------------------------------------------
                                       PERCENT OF
                       NUMBER OF         TOTAL                                    POTENTIAL REALIZABLE VALUE AT
                       SECURITIES       OPTIONS                                      ASSUMED ANNUAL RATES OF
                       UNDERLYING      GRANTED TO      EXERCISE                    STOCK PRICE APPRECIATION FOR
                         OPTION        EMPLOYEES        OR BASE                           OPTION TERM(3)
                        GRANTED        IN FISCAL         PRICE      EXPIRATION    ------------------------------
        NAME             (#)(1)           YEAR         ($/SH)(2)       DATE          5%($)            10%($)
        ----           ----------    --------------    ---------    ----------    ------------    --------------
Jerry A. Greenberg...     --            --                --           --             --               --
J. Stuart Moore......     --            --                --           --             --               --
Sheeroy D. Desai.....     --            --                --           --             --               --
Susan D. Johnson.....    10,000            .48%         $ 20.25       1/14/07       $127,351        $  322,733
                         30,000           1.43%         $25.875      12/15/07       $488,179        $1,237,143

---------------
(1) Represents options granted pursuant to the Company's 1996 Equity Stock Incentive Plan. Options granted become exercisable in four equal installments commencing on the first anniversary of the date of grant.

(2) The exercise price is equal to the fair market value of the Company's Common Stock on the date of grant.

(3) Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the 10-year term. These values are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock, the optionholder's continued employment through the option period and the date on which the options are exercised.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table summarizes, for each of the Named Executive Officers, the number of shares acquired on exercise of options during the fiscal year ended December 31, 1997, the aggregate dollar value realized upon such exercise and the number and value of unexercised options held by such officers on December 31, 1997.

                                                             NUMBER OF SHARES
                                                                UNDERLYING        VALUE OF UNEXERCISED
                                                               UNEXERCISED        IN-THE-MONEY OPTIONS
                                  NUMBER OF                      OPTIONS           AT FISCAL YEAR-END
                                   SHARES        VALUE      AT FISCAL YEAR-END        EXERCISABLE/
                                 ACQUIRED ON    REALIZED       EXERCISABLE/          UNEXERCISABLE
             NAME                EXERCISE(#)     ($)(1)      UNEXERCISABLE(#)            ($)(2)
             ----                -----------    --------    ------------------    --------------------
Jerry A. Greenberg(3)..........     --             --              --                      --
J. Stuart Moore(3).............     --             --              --                      --
Sherroy D. Desai...............    10,000       $260,225      72,000/128,000      $2,101,510/3,733,080
Susan D. Johnson...............     0              0          17,000/ 76,000      $  484,750/1,219,875

---------------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2) Represents the difference between the last reported sale price per share ($30.625) of the Common Stock on December 31, 1997, as reported on the Nasdaq National Market, and the exercise price.

(3) Messrs. Greenberg and Moore do not participate in the Company's stock plans.

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for reviewing the Company's overall compensation policies and, with the input of the Company's Co-Chief Executive Officers, setting the compensation of the Company's executive officers. Throughout 1997, the Compensation Committee was comprised solely of non-employee directors. Until October 30, 1997, all four of the Company's non-employee directors were members of both the Compensation Committee and the Audit Committee. On October 30, 1997, the Board reallocated the committee responsibilities among the non-employee directors. Since that reallocation, the members of the Compensation Committee have been Messrs. Parker and Sloane.

  Compensation Philosophies and Goals

     The Company's executive compensation program for 1997, which consisted of a combination of base salary, cash bonuses and stock options, was designed in large part to align executive incentives with the Company's strategic goal of achieving high levels of client satisfaction. Accordingly, more than half of the total cash compensation of the Company's senior executives involved in the delivery of client projects in 1997 was directly linked to the Company's measurements of client satisfaction. By tying compensation to the achievement of one of the Company's core objectives and fundamental values, the Company believes that a performance-oriented environment is created for its executives and other employees.

     The Company's executive compensation program for 1997 was also intended to align executive and shareholder interests by providing executives with an equity interest in the Company through the granting of stock options. Consistent with this purpose, because Messrs. Greenberg and Moore, the Company's founders, each already holds a significant equity stake in the Company, they do not participate in the Company's stock option plans. The size of option grants was recommended by the Co-Chief Executive Officers to the

Compensation Committee for approval. The Compensation Committee based its review of such recommended grants on various factors, including the executive's responsibilities, the executive's past, present and expected contributions to the Company and the executive's current stock and option holdings.

     The Company also seeks to structure its executive compensation program in a manner which will reward executives for the achievement of the Company's business objectives as well as for individual performance and will enable the Company to attract and retain key executives.

  Compensation in Fiscal 1997

     Cash Compensation

     In keeping with the Company's desire to create a performance-oriented environment through its compensation programs, the bonus component of the cash compensation payable to the Company's executive officers is generally greater than the base salary component. Base salaries of the executive officers for 1997 were subjectively determined by the Compensation Committee.

     The Company adopted an executive bonus plan for 1997 which covered the executive officers and other senior management of the Company who are involved in the delivery of client projects. Under the bonus plan, which was amended by the Company during the year in order to better align the Company's compensation policies with its objectives, the Co-Chief Executive Officers recommended to the Compensation Committee for approval the target amount of bonus compensation payable to each participant for the year. Each participant's actual bonus compensation was then determined based on the following factors:

     - Client Satisfaction. Sixty percent of each participant's bonus compensation was based on a weighted average of the participant's client satisfaction rating, measured against the target client satisfaction rating established by the Board of Directors. Each participant's rating was based on the Company's measurements of client satisfaction throughout the year, which were collected by the Company in writing in connection with each client project.

     - Office Communications. Twenty percent of each participant's bonus compensation was based on the participant's office communications rating, measured against the target office communications rating established by the Board of Directors. These ratings were measured quarterly through office ratings and Company-wide employee surveys.

     - Revenues. The remaining twenty percent of each participant's bonus compensation was based on the Company's achievement of a revenue target established by the Board of Directors.

     In order to receive 100% of the bonus compensation allocable to each factor, a participant's client satisfaction and office communications ratings had to meet the internal target ratings set by the Company's senior management and the Company had to meet its revenue target. If performance exceeded the established target for any of the factors, the bonus amount with respect to such factor would increase. If performance was below the established target for any of the factors, the bonus amount with respect to such factor would decrease, provided that (i) no amount with respect to the office communications factor would be payable if the participant's rating was below a specified minimum and
(ii) no amount with respect to the revenue factor would be payable if the Company did not meet its revenue target.

     Because the Company's Chief Financial Officer is not directly involved in the delivery of client projects, her bonus compensation was determined with reference to both objective and subjective factors recommended by the Co-Chief Executive Officers to the Compensation Committee for approval. These factors were intended to provide a direct link between the Chief Financial Officer's compensation and her role in helping the Company attain annual performance measures. For 1997, these factors were the achievement of key financial metrics and management of internal budget controls and other departmental objectives.

     In February 1998, the Compensation Committee reviewed the Company's and each executive officer's performance against the objective criteria described above. Based on this review, and in accordance with the criteria described above, bonus payments were approved to each executive officer ranging from approximately 83% to 97% of his or her full target bonus. As indicated in the Summary Compensation Table, Messrs. Greenberg and Moore each received a bonus of $107,396 in 1997.

     Incentive Compensation

     In light of the existing stock and option holdings of each of the Named Executive Officers, options were not granted to any of the Named Executive Officers in 1997 other than the Chief Financial Officer, as indicated in the Option Grants in Last Fiscal Year table.

  Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation's chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company has structured the 1998 Stock Incentive Plan to qualify income received upon the exercise of stock options granted under that plan as performance-based compensation. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of the Company's compensation program in a manner designed to permit deductibility for federal income tax purposes.

                                          R. Stephen Cheheyl
                                          Darius W. Gaskins, Jr.
                                          Bruce D. Parker
                                          Carl S. Sloane

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock of the Company from April 3, 1996 (the date the Common Stock of the Company was registered under the Securities Exchange Act of 1934, as amended) through December 31, 1997 with the cumulative total return on (i) the Nasdaq Composite Index and (ii) the GSTI Computer Services Index. The comparison assumes the investment of $100 on April 3, 1996 in the Company's Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

                               [PERFOMANCE GRAPH]


                                4/3/96   6/30/96   9/30/96   12/31/96   3/31/97   6/30/97   9/30/97   12/31/97
--------------------------------------------------------------------------------------------------------------
Sapient Corporation              100     132.03     139.06    131.64     100       154.69    158.98    191.41
--------------------------------------------------------------------------------------------------------------
Nasdaq Composite Index           100     106.20     109.95    115.70     109.49    129.24    151.07    140.73
--------------------------------------------------------------------------------------------------------------
GSTI Computer Services Index     100     105.32     113.70    102.94      92.76    109.34    103.37    117.80
--------------------------------------------------------------------------------------------------------------

                 PROPOSAL 2 -- APPROVAL OF AMENDMENT INCREASING
                            AUTHORIZED COMMON STOCK

     On March 24, 1998, the Board of Directors of the Company approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 40,000,000 to 100,000,000 shares.

     THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     The authorized Common Stock of the Company currently consists of 40,000,000 shares, $.01 par value per share, of which (i) 24,206,570 shares were outstanding as of December 31, 1997 and (ii) 5,417,000 additional shares were reserved for issuance as of December 31, 1997 pursuant to the Company's existing stock plans. If the 1998 Stock Incentive Plan and the amendment to the 1996 Employee Stock Purchase Plan are approved at the Meeting, 2,360,000 additional shares would be reserved for issuance under such plans. In addition, on March 13, 1998, the Company filed a registration statement with the Securities and Exchange Commission covering the issuance by the Company of up to 653,125 shares of Common Stock (including shares issuable upon exercise of an option to purchase additional shares solely to cover over-allotments) in connection with a proposed public offering.

     The Board believes that the authorization of additional shares of Common Stock is desirable to provide shares for issuance in connection with the exercise of stock options expected to be granted under the Company's stock option and stock purchase plans, including the 1998 Stock Incentive Plan and the amended 1996 Employee Stock Purchase Plan, and in connection with possible future stock dividends, financings, joint ventures, acquisitions and other general corporate purposes. Other than as described above, however, there are no existing plans, understandings or agreements for the issuance of any shares of Common Stock. If the amendment is adopted by the stockholders, the Board of Directors will have authority to issue shares of Common Stock without the necessity of further stockholder action. Holders of the Common Stock have no preemptive rights with respect to any shares which may be issued in the future.

     Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's Amended and Restated Certificate of Incorporation.

              PROPOSAL 3 -- APPROVAL OF 1998 STOCK INCENTIVE PLAN

     On March 24, 1998, the Board of Directors of the Company adopted, subject to stockholder approval, the 1998 Stock Incentive Plan (the "1998 Plan"). Up to 2,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 1998 Plan.

     The Board of Directors believes that adoption of the 1998 Plan is essential to the Company's ability to maintain a competitive position in attracting, retaining and motivating key personnel. ACCORDINGLY, THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF THE 1998 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 1998 PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

     The 1998 Plan will become effective upon stockholder approval of the 1998 Plan at the Meeting. If the 1998 Plan is not approved by the stockholders, no awards will be granted under the 1998 Plan.

SUMMARY OF THE 1998 PLAN

     The following is a brief summary of the material terms of the 1998 Plan. This summary is qualified in its entirety by reference to the 1998 Plan, a copy of which may be obtained from the Secretary of the Company.

     Description of Awards. The 1998 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards").

     Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years. The 1998 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any other lawful means.

     Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     Other Stock-Based Awards. Under the 1998 Plan, the Board has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

     General Provisions Applicable to Awards. The 1998 Plan authorizes the Board to provide for transferable Awards. In addition, except as otherwise determined by the Board, participants may satisfy withholding tax requirements by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation.

     Eligibility to Receive Awards. Officers, employees (including individuals who have accepted an offer for employment), directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 1998 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which an Award may be granted to any participant under the 1998 Plan may not exceed 500,000 shares per calendar year.

     All of the Company's employees, including the eight current executive officers, and all of the Company's directors, including the four current non-employee directors, are eligible to receive Awards under the 1998 Plan. As of December 31, 1997, the Company had 817 full-time employees. The granting of Awards under the 1998 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

     Administration. The 1998 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1998 Plan and to interpret the provisions of the 1998 Plan. Pursuant to the terms of the 1998 Plan, the Board of Directors may delegate authority under the 1998 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company. The Board has authorized the Compensation Committee to administer certain aspects of the 1998 Plan, including the granting of options to executive officers, and has authorized the Co-CEO's to administer certain aspects of the 1998 Plan, including the grant of Awards to employees who are not executive officers (subject to certain limitations on the maximum number of shares subject to any such Award). Subject to any applicable limitations contained in the 1998 Plan, the Board of Directors, the Compensation Committee, or any other committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines
(i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

     Adjustments. The Board of Directors is required to make appropriate adjustments in connection with the 1998 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. The 1998 Plan also provides for adjustments to be made to Awards if the Common Stock of the Company is converted into or exchanged for cash, securities or other property in connection with a merger, consolidation or statutory share exchange transaction (an "Acquisition Event"). In the case of options, upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding options shall be assumed, or equivalent options substituted, by the acquiring corporation. If the acquiring corporation does not agree to assume, or substitute for, such options, then the Board shall accelerate the exercisability of all outstanding options or provide for a cash out of the value of such options. In the case of restricted stock Awards, upon the occurrence of an Acquisition Event, the 1998 Plan provides that the repurchase rights of the Company shall continue to apply to the cash, securities or other property into which the Common Stock is exchanged for as a result of the Acquisition Event in the same manner and to the same extent as before the Acquisition Event.

     Amendment or Termination. No Award may be made under the 1998 Plan after March 24, 2008, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1998 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

     On March 30, 1998, the last reported sale price of the Company's Common
Stock on the Nasdaq National Market was $          .

     Federal Income Tax Consequences. For a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1998 Plan and with respect to the sale of Common Stock acquired under the 1998 Plan, see Appendix A.

                    PROPOSAL 4 -- APPROVAL OF AMENDMENTS TO
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. Accordingly, in 1996, the Company adopted an Employee Stock Purchase Plan which permits eligible employees to purchase shares of the Company's Common Stock at a discounted price.

     As of March 30, 1998, 172,542 shares remained available for issuance under the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") in a series of semi-annual offerings scheduled to begin during 1998 and 1999. On March 24, 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the Purchase Plan increasing the total number of shares of Common Stock available for purchase under the Purchase Plan from 300,000 to 660,000 and authorizing an increase in the total number of offerings under the Purchase Plan from six to twelve. If the proposed amendments are approved, the final offering under the Purchase Plan will commence on July 1, 2002.

     The Purchase Plan is also being amended to revise or delete certain existing provisions which make reference to old Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and to change the formula used for calculating the maximum number of shares any participant in an offering may purchase.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE PURCHASE PLAN AND THE RESERVATION OF AN ADDITIONAL 360,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

SUMMARY OF THE PURCHASE PLAN

     The following is a brief summary of the material terms of the Purchase Plan. This summary is qualified in its entirety by reference to the Purchase Plan, a copy of which may be obtained from the Secretary of the Company.

     General. The Purchase Plan provides eligible employees with the opportunity to purchase shares of the Company's Common Stock at a discounted price.

     Eligibility. Each employee of the Company and its eligible subsidiaries, including any officer or director who is also an employee, is eligible to participate in the Purchase Plan, provided he or she (i) is employed by the Company or any eligible subsidiary on the applicable offering commencement date,
(ii) is customarily employed by the Company or any eligible subsidiary for 20 or more hours per week and for more than five months in a calendar year and (iii) has been employed by the Company or any eligible subsidiary for at least one day prior to enrolling in the Purchase Plan. As of January 1, 1998, approximately 800 employees were eligible to participate in the Purchase Plan. The purchase of shares under the Purchase Plan is discretionary, and the Company cannot now determine the number of shares to be purchased in the future by any particular person or group.

     Offerings. The Purchase Plan is implemented through a series of offerings, each of which is six months in length. Currently, a total of six offerings are authorized under the Purchase Plan, three of which have already been completed. If the proposed amendment is approved at the Meeting, the maximum number of offerings will increase to 12. Participants in an offering purchase shares with funds set aside through payroll withholding. An employee may elect to have a percentage from 1% to up to 10% withheld from his or her pay for purposes of purchasing shares under the Purchase Plan, subject to certain limitations on the maximum number of shares that may be purchased.

     Purchase Price. The price at which shares may be purchased during each offering is the lower of (i) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the date that the offering commences or (ii) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the date that the offering terminates.

     Number of Shares; Adjustments. Currently, an aggregate of 300,000 shares of Common Stock may be issued pursuant to the Purchase Plan, of which 127,458 have already been issued. If the proposed amendment is approved at the Meeting, the maximum number of shares issuable under the Purchase Plan will increase to 660,000 shares. Currently the maximum number of shares which may be issued in any one offering is 50,000 shares, plus any unpurchased shares available from previous offerings. If the proposed amendment is approved, the maximum number of shares which may be issued in each of the six new additional offerings will be 60,000 shares, plus any unpurchased shares available from previous offerings. The Purchase Plan contains provisions relating to adjustments to be made under the Purchase Plan in the event of stock splits and other similar events and certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

     Administration. The Purchase Plan is administered by the Board of Directors of the Company, which has the authority to make rules and regulations for the administration of the Purchase Plan. Pursuant to the terms of the Purchase Plan, the Board of Directors may delegate authority under the Purchase Plan to a committee of the Board.

     Amendment or Termination. The Board of Directors may at any time terminate or amend the Purchase Plan, provided that no amendment may be made without prior approval of the stockholders of the Company if such approval is required by
Section 423 of the Code, and in no event may any amendment be made which would cause the Purchase Plan to fail to comply with Section 423 of the Code.

FEDERAL INCOME TAX CONSEQUENCES

     For a summary of the United States federal income tax consequences that generally will arise with respect to participation in the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan, see Appendix A.

           PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has selected the firm of KPMG Peat Marwick LLP as independent auditors of the Company for the current fiscal year. KPMG Peat Marwick LLP has served as the Company's independent auditors since 1994. Although stockholder approval of the Board of Director's selection of KPMG Peat Marwick LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider its selection of KPMG Peat Marwick LLP.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. The Company reserves the right to retain outside agencies for the purpose of soliciting proxies. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies and the Company will reimburse them for their out-of-pocket expenses in connection with this distribution.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely upon a review of reports submitted, and representations made, to the Company, the Company believes that during 1997 its executive officers, directors and holders of more than 10% of the Common Stock complied with all Section 16(a) filing requirements.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal offices, One Memorial Drive, Cambridge, Massachusetts 02142, no later than December 10, 1998 in order to be considered for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          JERRY A. GREENBERG
                                          Secretary

April 8, 1998

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                  APPENDIX A: FEDERAL INCOME TAX CONSEQUENCES

1998 STOCK INCENTIVE PLAN

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1998 Plan and with respect to the sale of Common Stock acquired under the 1998 Plan.

     Tax Consequences to Participant -- Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Tax Consequences to Participant -- Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Tax Consequences to Participant -- Restricted Stock Awards. A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

     Tax Consequences to Participant -- Other Stock-Based Awards. The tax consequences associated with any other stock-based Award granted under the 1998 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant's holding period and tax basis for the Award or underlying Common Stock.

     Tax Consequences to the Company. The grant of an Award under the 1998 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1998 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1998 Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition, or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company will have a withholding obligation with respect to any ordinary compensation income recognized by participants under the 1998 Plan who are employees or otherwise subject to withholding.

1996 EMPLOYEE STOCK PURCHASE PLAN

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to participation in the Purchase Plan and with respect to the sale of Common Stock acquired under the Purchase Plan.

     Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

          (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and

          (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

     Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

                               SAPIENT CORPORATION

                            1998 STOCK INCENTIVE PLAN

1.       Purpose

         The purpose of this 1998 Stock Incentive Plan (the "Plan") of Sapient Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Sapient Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.       Eligibility

         All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       Administration, Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

         (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Awards

         (a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 2,000,000 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5.       Stock Options

         (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

         (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

              (1) in cash or by check, payable to the order of the Company;

              (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (iii) delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

              (3) to the extent permitted by the Board, in its sole discretion
(i) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) by payment of such other lawful consideration as the Board may determine; or

              (4) any combination of the above permitted forms of payment.

6.       Restricted Stock

         (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

         (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       Other Stock-Based Awards

         The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.       Adjustments for Changes in Common Stock and Certain Other Events

         (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

         (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

         (c)  Acquisition Events

              (1) Definition. An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

              (2) Consequences of an Acquisition Event on Options. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code. Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

              (3) Consequences of an Acquisition Event on Restricted Stock Awards. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

              (4) Consequences of an Acquisition Event on Other Awards. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.       General Provisions Applicable to Awards

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.      Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the

Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Company's stockholders. No Awards shall be granted under the Plan after March 24, 2008, but Awards previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant designated as subject to
Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

         (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                               SAPIENT CORPORATION


                        1996 EMPLOYEE STOCK PURCHASE PLAN



         The purpose of this Plan is to provide eligible employees of Sapient Corporation, a Delaware corporation (the "Company"), and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"), commencing on July 1, 1996.
Six hundred and sixty thousand (660,000) shares of Common Stock in the aggregate have been approved for this purpose.

         1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

         2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

              (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

              (b) they have been employed by the Company or a Designated Subsidiary for at least one day prior to enrolling in the Plan; and

              (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

         No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

        3. Offerings. The Company will make twelve semiannual offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin each July 1 and January 1, or the first business day thereafter, beginning July 1, 1996 (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six (6) month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The maximum number of shares which may be issued in any one Offering is (i) with respect to the first six offerings under the Plan, 50,000 shares, and (ii) with respect to the seventh through twelfth offerings under the Plan, 60,000 shares, plus, in each case, any unpurchased shares available from previous Offerings.

         4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 15 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect.

         The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, including incentive or bonus awards and sales commissions, but excluding allowances and reimbursements for expenses (such as relocation allowances and travel expenses), income or gains on the exercise of Company stock options or stock appreciation rights and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, unless otherwise determined by the Board or the Committee.

         5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction at a rate between 1% and 10% of the Compensation he or she receives during the Plan Period, with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld.

         No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

         6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

         7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

         8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

         9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by dividing $12,500 by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

         The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

         Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

         In the event that the total number of shares of Common Stock that would otherwise be purchased in any Offering with accumulated payroll deductions of participants exceeds the maximum number of shares available in that Offering, the Board or the Committee will allot the shares then available on a pro rata basis.

         Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee.

         10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

         11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

         12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stock holder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

         13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

         14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

         15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

         16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of
Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

         In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provision of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

         17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

         18. Termination of the Plan. This Plan shall terminate when the maximum number of shares issuable hereunder has been purchased pursuant to this Plan. In addition, this Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

         19. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

         20. Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

         21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

         22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

         23. Effective Date and Approval of Shareholders. The Plan shall take effect on April 10, 1996 (the date of the closing of the Company's initial public offering of Common Stock pursuant to the Securities Act of 1933, as amended) subject to approval by the shareholders of the Company as required by
Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

PROXY


                               SAPIENT CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS -- MAY 8, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned, revoking all prior proxies, hereby appoint(s) Jerry A. Greenberg and J. Stuart Moore, and each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of stock of Sapient Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, May 8, 1998, at 10:00 a.m., Boston time, at The Harvard Club, 374 Commonwealth Avenue, Boston, Massachusetts and at any adjournment thereof.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                          POSTAGE-PAID RETURN ENVELOPE.


                                                                     SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE

  X      Please mark votes
         as in this example.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.


1.  To elect two Class II Directors for the         For ____      Withheld ____
    ensuing three years.


                                                   -----------------------------
NOMINEES:  Darius W. Gaskins, Jr.            _____ For both nominees
           and J. Stuart Moore                     except as noted above

2.  To approve an amendment to the           For ___   Against ___   Abstain ___
    Company's Amended and Restated
    Certificate of Incorporation
    increasing the number of authorized
    shares of Common Stock from
    40,000,000 to 100,000,000.

3.  To approve the Company's 1998 Stock      For ___   Against ___   Abstain ___
    Incentive Plan and the reservation
    of 2,000,000 shares of Common Stock
    for issuance thereuder.

4.  To approve an amendment to the           For ___   Against ___   Abstain ___
    Company's 1996 Employee Stock
    Purchase Plan increasing the number
    of shares of Common Stock for
    purchase thereunder from 300,000 to
    660,000 and making the other changes
    described in the proxy statement.

5.  To ratify the appointment of KPMG        For ___   Against ___   Abstain ___
    Peat Marwick LLP as independent
    auditors of the Company for the
    current year.

                                       MARK HERE              MARK HERE
                                       FOR ADDRESS            IF YOU PLAN
                                       CHANGE AND             TO ATTEND
                                       NOTE AT LEFT _____     THE MEETING _____

                                       IN THEIR DISCRETION, THE PROXIES ARE
                                       AUTHORIZED TO VOTE UPON SUCH OTHER
                                       BUSINESS AS MAY PROPERLY COME BEFORE THE
                                       MEETING OR ANY ADJOURNMENT THEREOF.

                                       Please sign exactly as name appears
                                       hereon. If the stock is registered in the names of two or more persons, each should sign. When signing as an executor, administrator, trustee, guardian, or attorney, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.


Signature:___________________________  Date:_______________

Signature:___________________________  Date:_______________